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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) March 12, 2004
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                               HMI INDUSTRIES INC.
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             (Exact Name of Registrant as Specified in Its Charter)

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
             Delaware                      2-30905                      36-1202810
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(State or Other Jurisdiction of         (Commission            (I.R.S. Employer Incorporation or
Organization)                            File Number)          Identification No)
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                              6000 Lombardo Center
                                    Suite 500
                             Seven Hills, Ohio 44131
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              (Address of Principal Executive Offices and Zip Code)

                                 (216) 986-8008
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On March 12, 2004 HMI Industries Inc. (the "Company") engaged Grant Thornton LLP, as the Company's principal independent accountants to audit its consolidated financial statements. As disclosed in the Company's current report on Form 8-K filed March 4, 2004, PricewaterhouseCoopers LLP declined to stand for re-appointment as independent accountants for the Company on February 26, 2004.

HMI Industries Inc.'s Board of Directors approved the engagement of Grant Thornton LLP as the new independent auditors. Grant Thornton LLP is located at 1228 Euclid Avenue, Suite 800, Cleveland, Oh 44115.

The Company has not consulted with Grant Thornton LLP during its two most recent fiscal years nor during any subsequent interim period prior to Grant Thornton's appointment as auditor for the fiscal year 2004 audit regarding either (i) the application of accounting principles to a specified transaction either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's consolidated financial statements, or (iii) any matter that was either the subject of disagreement or a reportable event as set forth in Item 304 (a)
(2) (i) and (ii) of Regulation S-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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                            HMI Industries Inc.
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                            (Registrant)


Date:  March 19, 2004       By:  /s/  Julie A. McGraw
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                            Vice-President, Chief Financial Officer and Treasurer

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